SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                            FORM 8 - K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event report) NOVEMBER 19, 1996


                      JUNO ACQUISITIONS, INC.

      (Exact name of registrant as specified in its charter)


                              NEVADA

          (State or other jurisdiction of incorporation)


33-81666                      13-3690905

(Commission File Number)      (IRS Employer Identification No.)


370 LEXINGTON AVENUE, 19TH FLOOR, NEW YORK, NEW YORK 10017
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (212) 687-4230





_________________________________________________________________

   (Former name or former address, if changed since last report)




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                      JUNO ACQUISITIONS, INC.

                            FORM 8 - K

                         NOVEMBER 19, 1996


Item 4.   Resignation of Registrant's Directors

          Effective  November  19,  1996,  Steven  A. Sanders resigned as a
director of Juno Acquisitions, Inc., for personal reasons.   A  copy of Mr.
Sanders' resignation is attached hereto as an exhibit.

                             FORM 8 -K

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JUNO ACQUISITIONS, INC.
                              (Registrant)



                              By:  GARY TAKATA
                                   Gary Takata
                                   President and Director


Dated: November 20, 1996